UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2011 (December 22, 2011)

III to I Maritime Partners Cayman I, L.P.
(Exact name of Registrant as specified in its charter)

Cayman Islands	000-53656	98-0516465
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5580 Peterson Lane Suite 155 Dallas, Texas		75240
(Address of principal executive offices)		(Zip Code)

(972) 392‑5400
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Item 2.03	Creation of a Direct Financial Obligation.

On November 18, 2011, we received notice from ATL Offshore GmbH (“ATL Offshore”), one of a group of affiliated entities involved in the international shipping industry that are owned or controlled by Hartmann AG (the “Hartmann Group”), of capital calls in the aggregate amount of approximately $21,199,321 (EUR 15,730,000) with respect to the five German Kommanditgesellschafts (German limited partnerships) in which we have invested through our subsidiary, Suresh Capital Maritime Partners Germany GmbH (our “German Subsidiary”). The capital calls were due November 25, 2011.  The terms of the Company Agreements for the German limited partnerships stated that in the event we do not pay the capital contribution within four weeks of the due date, which falls on December 23, 2011, ATL Offshore may be entitled to expel us from the German limited partnerships.

On December 22, 2011, our German Subsidiary and the Hartmann Group entered into an agreement (the “Standstill Agreement”), extending the due date of the capital calls until January 31, 2012. However, the Standstill Agreement also provides that if we do not pay the capital contribution by the new due date of January 31, 2012, ATL Offshore may be entitled to expel our German Subsidiary from the German limited partnerships immediately without further notice.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

10.1
Standstill Agreement by and among Suresh Capital Maritime Partners Germany GmbH, Suresh Capital Maritime Partners I-B Germany GmbH, Reederei Hartmann GmbH & Co. KG, UOS United Offshore Support GmbH & Co. KG, Hartmann Offshore GmbH & Co. KG, ATL Offshore GmbH & Co. MS “Juist” KG, ATL Offshore GmbH & Co. MS “Norderney” KG, ATL Offshore GmbH & Co. “Isle of Baltrum” KG, ATL Offshore GmbH & Co. “Isle of Langeoog” KG, ATL Offshore GmbH & Co. “Isle of Amrum” KG, ATL Offshore GmbH & Co. “Isle of Sylt” KG, ATL Offshore GmbH & Co. “Isle of Wangerooge” KG, ATL Offshore GmbH & Co. “Isle of Neuwerk” KG, ATL Offshore GmbH & Co. “Isle of Usedom” KG, ATL Offshore GmbH & Co. “Isle of Fehmarn” KG, ATL Offshore GmbH & Co. “Isle of Memmert” KG, and ATL Offshore GmbH & Co. “Isle of Mellum” KG, jointly as parties.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

III to I Maritime Partners Cayman I, L.P.
(Registrant)

	By:	III to I International Maritime Solutions Cayman, Inc.
Its General Partner

	By:	/s/ Michelle K. Baird
Michelle K. Baird
Director and Chief Financial Officer
(Duly authorized to sign this report on behalf of the Registrant)
Date: December 29, 2011